UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 1, 2008

US BIODEFENSE, INC.

(Exact name of registrant as specified in its charter)

Utah	000-31431	33-0052057
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 State Street East, Suite 226, Oldsmar, Florida		34677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (727) 417-7807

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On June 1, 2008, we entered into an Internet Domain Name Purchase Agreement with Smash Clicks, Inc., pursuant to which we agreed to purchase 100% of the domain names Pediatricians.com, Psychiatrists.com and Podiatrists.com in exchange for a Convertible Promissory Note in the amount of $1,000,000.

The Promissory Note is payable by us in quarterly installments of $300,000 beginning on January 1, 2009, payable in either cash or stock at our option. If we elect to make payments in stock, the amount of shares to be issued will be calculated at 94% of the average closing price of our common stock for the proceeding five (5) trading days as traded on the over the counter bulletin board stock market. The Promissory Note is due October 31, 2009.

With respect to the issuance of our securities described above, we relied on the Section 4(2) exemption from securities registration under the federal securities laws for transactions not involving any public offering. No advertising or general solicitation was employed in offering the securities. The securities were issued to an accredited investor. The securities were offered for investment purposes only and not for the purpose of resale or distribution, and the transfer thereof was appropriately restricted by us.

The foregoing descriptions of the Internet Domain Name Purchase Agreement and the Promissory Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Internet Domain Name Purchase Agreement and the Promissory Note due October 31, 2009, filed as Exhibits 10.1 and 10.2 to this report and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including the risks described in our annual report on Form 10-K and other filings we make from time to time filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01	EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
10.1	Internet Domain Name PurchaseAgreement between the Company and Smash Clicks, Inc., dated June 1, 2008 (filed herewith).
10.2	Promissory Note due October 31, 2009, issued by the Company to Smash Clicks, Inc. (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Biodefense, Inc. .
(Registrant)

Date	June 3, 2008

/s/ Scott Gallagher
(Signature)
Name: Scott Gallagher
Title: Chief Executive Officer